UNITED STATES
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported):  April 16, 2001


                                RSI SYSTEMS, INC.
                                -----------------
             (Exact name of Registrant as specified in its charter)


          MINNESOTA                       0-27106                41-1767211
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)

5593 W 78th Street, Minneapolis, Minnesota                         55439
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 (Address of principle executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (952) 896-3020
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(Former name or former address, if changed since last report.)


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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not Applicable

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              On April 16, 2001, RSI Systems, Inc. (RSI) acquired the Automatic Line Routing Switch (ALRS) product technology, marketing rights and related intellectual property from King Research, LLC of Texas, an entity unrelated RSI. As consideration, RSI paid $275,000 cash obtained from internal sources, and issued warrants to purchase up to 1,000,000 shares of RSI common stock at a price of $.70 per share. The purchase price was determined based upon an arm's length negotiation of the fair market value of the asset being acquired. See
Exhibit 1 containing the press release related to this transaction.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not Applicable

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not Applicable

ITEM 5.       OTHER EVENTS.

              Not Applicable

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not Applicable

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              Exhibit 1 Press release regarding Asset Purchase


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RSI Systems, Inc.
                                        -----------------


                                        By: /s/ James D. Hanzlik
                                            ------------------------------------
                                        James D. Hanzlik
                                        Its: Chief Financial Officer

Dated: April 25, 2001
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